

2016

4th Quarter Report

FIRST GUARANTY BANCSHARES, INC.

www.fgb.net

A Message to Our Shareholders

Dear Shareholders,

"First Guaranty Bancshares, Inc. was the big winner in the fourth quarter. The holding company of First Guaranty Bank saw its stock price shoot up by 48 percent, ending the year trading at just under $24 a share." - Timothy Boone, The Advocate, January 15, 2017

First Guaranty Bancshares, Inc. continued its drive toward a fortress balance sheet and increasing shareholder value with a solid fourth quarter showing. Net income available to common shareholders was $3,162,000 for the quarter compared to $3,281,000 for the fourth quarter of 2015. For the year, earnings totaled $14,093,000 as of December 31, 2016 compared to $14,121,000 as of December 31, 2015. These income figures were in spite of flood related expenses which totaled $275,000 pre-tax, $178,750 after tax and in spite of the interest expense related to the redemption of the Small Business Lending Fund Preferred Stock in December 2015. This interest expense totaled $329,000 for the fourth quarter of 2016 and $1,404,000 for the 12 months ending December 31, 2016. The strong earnings were driven by continued strong loan growth as the loan portfolio as of December 31, 2016 totaled $948.9 million compared to $841.6 million as of December 31, 2015. Loan interest income for the fourth quarter of 2016 totaled $11,746,000 compared to $10,856,000 for the fourth quarter of 2015. For the year to date, loan interest income increased to $45.5 million for the year ending 2016 compared to $42.5 million for the year ending December 31, 2015. Net interest margin for the year ended at 3.39% compared to 3.26% for the year 2015.

Retained earnings as of December 31, 2016 were $59,155,000 compared to $49,932,000 as of December 31, 2015, an increase of $9.2 million for the year.

In addition to this strong earnings and retained earnings, dividends of $0.16 per share were paid each quarter for a total dividend for the year of $0.64 per share. December 31, 2016 marked the 94th consecutive quarter of dividend payments by First Guaranty Bancshares, Inc.

Meanwhile, asset quality improved as total nonperforming assets dropped from $26.0 million as of March 31, 2016 to $22.2 million as of December 31, 2016. In the fourth quarter, our flood damaged Watson office returned to full service and rehabilitation began on the more severely damaged Denham Springs office. A temporary facility continues to serve our Denham Springs customers. The construction of our new Bossier City branch continues and is scheduled for completion in April 2017.

Progress continues. It is our aim in 2017 to continue to strengthen First Guaranty Bancshares, Inc. and to continue to enhance shareholder value.

Thank you for your continued support.

Sincerely,

Alton B. Lewis

NASDAQ Symbol: FGBI

We're Social

Consolidated Statements of Condition

(in thousands, except share data)

	December 31, 2016	December 31, 2015
	(unaudited)	
Assets		
Cash and cash equivalents:		
Cash and due from banks	$17,840	$36,690
Federal funds sold	271	582
Cash and cash equivalents	18,111	37,272
Interest-earning time deposits with banks	-	997
Investment securities:		
Available for sale, at fair value	397,473	376,369
Held to maturity, at cost (estimated fair value of $99,906 and $168,148, respectively)	101,863	169,752
Investment securities	499,336	546,121
Federal Home Loan Bank stock, at cost	1,816	935
Loans, net of unearned income	948,921	841,583
Less: allowance for loan losses	11,114	9,415
Net loans	937,807	832,168
Premises and equipment, net	23,519	22,019
Goodwill	1,999	1,999
Intangible assets, net	1,056	1,394
Other real estate, net	359	1,577
Accrued interest receivable	7,039	6,015
Other assets	9,904	9,256
Total Assets	$1,500,946	$1,459,753
Liabilities and Shareholders' Equity		
Deposits:		
Noninterest-bearing demand	$231,094	$213,203
Interest-bearing demand	479,810	409,209
Savings	97,280	81,448
Time	517,997	592,010
Total deposits	1,326,181	1,295,870
Short-term borrowings	6,500	1,800
Accrued interest payable	1,931	1,707
Senior long-term debt	22,100	25,824
Junior subordinated debentures	14,630	14,597
Other liabilities	5,255	1,731
Total Liabilities	1,376,597	1,341,529
Shareholders' Equity		
Common stock:[1]		
$1 par value - authorized 100,600,000 shares; issued 7,609,194 shares	7,609	7,609
Surplus	61,584	61,584
Retained earnings	59,155	49,932
Accumulated other comprehensive income (loss)	(3,999)	(901)
Total Shareholders' Equity	124,349	118,224
Total Liabilities and Shareholders' Equity	$1,500,946	$1,459,753

[1] *2015 share amounts reflect the ten percent stock dividend paid December 17, 2015 to shareholders of record as of December 10, 2015*

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Three-Month Periods Ended December 31, 2016	For the Three-Month Periods Ended December 31, 2015
	(unaudited)	
Interest Income:		
Loans (including fees)	$11,746	$10,856
Deposits with other banks	14	16
Securities (including FHLB stock)	2,955	3,215
Total Interest Income	14,715	14,087
Interest Expense:		
Demand deposits	731	367
Savings deposits	26	12
Time deposits	1,413	1,616
Borrowings	347	61
Total Interest Expense	2,517	2,056
Net Interest Income	12,198	12,031
Less: Provision for loan losses	727	986
Net Interest Income after Provision for Loan Losses	11,471	11,045
Noninterest Income:		
Service charges, commissions and fees	549	690
ATM and debit card fees	493	452
Net (losses) gains on securities	(17)	128
Net gains on sale of loans	5	-
Other	399	115
Total Noninterest Income	1,429	1,385
Noninterest Expense:		
Salaries and employee benefits	4,166	3,749
Occupancy and equipment expense	1,146	924
Other	2,859	3,038
Total Noninterest Expense	8,171	7,711
Income Before Income Taxes	4,729	4,719
Less: Provision for income taxes	1,567	1,349
Net Income	3,162	3,370
Preferred stock dividends	-	(89)
Income Available to Common Shareholders	$3,162	$3,281
Per Common Share:[1]		
Earnings	$0.42	$0.45
Cash dividends paid	$0.16	$0.16
Weighted Average Common Shares Outstanding	7,609,194	7,292,349
Return on Average Assets	0.87%	0.93%
Return on Average Common Equity	9.80%	11.34%

[1] 2015 share amounts reflect the ten percent stock dividend paid December 17, 2015 to shareholders of record as of December 10, 2015

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Years Ended December 31, 2016	2015
	(unaudited)	
Interest Income:		
Loans (including fees)	$45,495	$42,536
Deposits with other banks	69	72
Securities (including FHLB stock)	12,968	13,471
Total Interest Income	58,532	56,079
Interest Expense:		
Demand deposits	2,633	1,419
Savings deposits	80	38
Time deposits	5,954	6,985
Borrowings	1,473	166
Total Interest Expense	10,140	8,608
Net Interest Income	48,392	47,471
Provision for loan losses	3,705	3,864
Net Interest Income after Provision for Loan Losses	44,687	43,607
Noninterest Income:		
Service charges, commissions and fees	2,388	2,736
ATM and debit card fees	1,859	1,779
Net gains on securities	3,739	3,300
Net gains on sale of loans	14	4
Other	1,455	1,137
Total Noninterest Income	9,455	8,956
Noninterest Expense:		
Salaries and employee benefits	16,577	15,496
Occupancy and equipment expense	4,242	3,845
Other	12,066	11,754
Total Noninterest Expense	32,885	31,095
Income Before Income Taxes	21,257	21,468
Less: Provision for income taxes	7,164	6,963
Net Income	14,093	14,505
Preferred stock dividends	-	(384)
Income Available to Common Shareholders	$14,093	$14,121
Per Common Share: [1]		
Earnings	$1.85	$2.01
Cash dividends paid	$0.64	$0.60
Book Value Per Common Share	$16.34	$15.54
Weighted Average Common Shares Outstanding	7,609,194	7,013,869
Return on Average Assets	0.97%	0.97%
Return on Average Common Equity	11.18%	12.98%

[1] *2015 share amounts reflect the ten percent stock dividend paid December 17, 2015 to shareholders of record as of December 10, 2015*

Bank Officers

Executive Officers

Alton B. Lewis, Jr.*
President and CEO
Guaranty Square

Eric J. Dosch*
Chief Financial Officer
Guaranty Square

Senior Vice Presidents

Glenn A. Duhon, Sr.
Regional Manager
Abbeville

Michael F. Lofaso
Regional Manager
Ponchatoula

J. Richard Stark
Operations

Christy L. Wells
Regional Manager
Hammond

Vice Presidents

Thomas F. Brothers
Cheryl Q. Brumfield
Kimberly D. Camaille
Colleen B. Ebarb
Ronald W. Edmonds
Denise D. Fletcher
Ronald R. Foshee
Adam J. Johnston
Mikki M. Kelley
Bernadette Z. Kemp
Michael A. Mosbey
Ronald C. Pittman
Scott B. Schilling
Desiree B. Simmons
Evan M. Singer, BSA Officer
Randy S. Vicknair, Chief Credit Officer

Controller

Eric M. Fuller

Assistant Vice Presidents

James M. Baxter
Lance S. Davis
Teri L. Duncan
Harrison P. Gill
Ludrick P. Hidalgo
Shirley P. Jones
Michael D. Knighten
Jennifer J. Lapeyrouse
D. Lynn Talley
Kristina E. Terry

Officers

Rebecca G. Brown
Lauryn H. Coburn
Vanessa R. Drew
Jeannette N. Ernst
Diane Patterson
Craig E. Scelfo
Kristin M. Williams

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank.

Banking Center Locations

Full-Service Banking Centers

South Louisiana

Abbeville Banking Center
Amite Banking Center
Denham Springs
  Banking Center
Greensburg Banking Center
Hammond Banking Centers:
  First Guaranty Square
  Guaranty West
Independence Banking Center
Jennings Banking Center
Kentwood Banking Center:
  Kentwood
  Kentwood West
Montpelier Banking Center
Ponchatoula Banking Centers:
  Ponchatoula
  Berryland
Walker Banking Center
Watson Banking Center

North Louisiana

Benton Banking Center
Dubach Banking Center
Haynesville Banking Center
Homer Banking Center
Oil City Banking Center
Vivian Banking Center

Service24 ATM Locations

North Louisiana

Benton
  189 Burt Boulevard
Dubach
  117 East Hico Street
Haynesville
  10065 Highway 79
Homer
  401 North 2nd Street
  (Homer Memorial Hospital)
Oil City
  126 South Highway 1
Vivian
  102 East Louisiana Ave.

Service24 ATM Locations

South Louisiana

Abbeville
  799 West Summers Drive
Amite
  100 East Oak Street
  1014 West Oak Street
Bossier City (Coming Soon)
  4221 Airline Drive
Denham Springs
  2231 South Range Avenue
Greensburg
  6151 Highway 10
Hammond
  1201 West University Avenue
  2111West Thomas Street
  400 East Thomas Street
  4 Medical Center Drive
  (North Oaks Medical Center)
  1900 S. Morrison Boulevard
  (North Oaks Rehabilitation Center)
Independence
  455 West Railroad Ave.
Jennings
  500 North Cary
Kentwood
  723 Avenue G
Livingston
  17199 Spring Ranch Road
  (Livingston Parish Medical Ctr.)
Loranger
  19518 Hwy 40
Montpelier
  35651 Highway 16
Ponchatoula
  105 Berryland
  500 West Pine Street
Robert
  22628 Highway 190
Walker
  29815 Walker Rd. S
Watson
  33818 Highway 16

FIRST GUARANTY BANCSHARES, INC.
Committed To Customer Satisfaction

Member FDIC

FIRST GUARANTY BANCSHARES, INC.
Post Office Box 2009
Hammond, Louisiana 70404-2009

PRESORTED
FIRST-CLASS MAIL
U.S. POSTAGE PAID
BATON ROUGE, LA
PERMIT NO. 984